UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:                     811-22446

CPG Alternative Strategies Fund, LLC

(Exact name of registrant as specified in charter)

805 Third Ave., 18th Floor, New York, NY	10022

(Address of principal executive offices)	(Zip code)

Gemini Fund Services, LLC 4020 South 147th St Omaha Nebraska, 68137

(Name and address of agent for service)

Registrant’s telephone number, including area code: 212-317-9200

Date of fiscal year end: March 31

Date of reporting period: September 30, 2014

Item 1. Reports to Stockholders.

CPG Alternative Strategies Fund, LLC

Financial Statements

For the Period April 1, 2014 to September 30, 2014

(Unaudited)

CPG ALTERNATIVE STRATEGIES FUND, LLC

Financial Statements (Unaudited)

For the Period April 1, 2014 to September 30, 2014

Table of Contents

Statement of Assets and Liabilities	1

Statement of Operations	2

Statements of Changes in Net Assets	3

Statement of Cash Flows	4

Financial Highlights	5

Notes to Financial Statements	6

Schedule of Portfolio Investments	12

Supplemental Information	13

CPG ALTERNATIVE STRATEGIES FUND, LLC

Statement of Assets and Liabilities (Unaudited)

September 30, 2014

Assets
Investments in Investment Funds, at fair value (cost $39,808,000)	$46,004,046
Short-term investments (cost $62,170)	62,170
Receivable for investments sold, not settled	9,343,970
Cash	157,000
Due from Adviser	138,998
Prepaid expenses and other assets	37,142
Total Assets	55,743,326

Liabilities
Payable for Units redeemed	1,175,362
Subscriptions received in advance	145,000
Management fee payable	209,563
Accounts payable and other accrued expenses	127,533
Total Liabilities	1,657,458
Net Assets	$54,085,868

Composition of net assets
Paid in capital	$50,833,224
Accumulated net investment loss	(2,718,560)
Accumulated net realized loss from investments in Investment Funds	(224,842)
Accumulated net unrealized appreciation from investments in Investment Funds	6,196,046
Net assets at end of period	$54,085,868

Units of beneficial interests outstanding	4,073,022

Net asset value per Unit	$13.28

See accompanying notes to financial statements.

1

CPG ALTERNATIVE STRATEGIES FUND, LLC

Statement of Operations (Unaudited)

For the Period April 1, 2014 to September 30, 2014

Investment Income
Interest	$28

Expenses
Management fees	411,398
Professional and administrator fees	168,154
Printing and postage expenses	12,722
Directors’ fees	3,750
Other expenses	45,707
Total Expenses	641,731
Fees reimbursed by the Adviser (See Note 4)	(24,634)
Net Expenses	617,097

Net Investment Loss	(617,069)

Net realized and unrealized gain (loss) from investments
Net realized gain from investments in Investment Funds	1,609,988
Net change in unrealized appreciation (depreciation) on investments in Investment Funds	(490,208)
Total net realized and change in unrealized gain from investments	1,119,780

Net increase in net assets resulting from operations	$502,711

See accompanying notes to financial statements.

2

CPG ALTERNATIVE STRATEGIES FUND, LLC

Statement of Changes in Net Assets

	For the Period	For the Year
	April 1, 2014 to	Ended
	September 30, 2014	March 31, 2014
	(Unaudited)

Net assets at beginning of period	$53,613,570	$46,346,646

Increase (decrease) in net assets resulting from operations
Net investment loss	(617,069)	(1,139,755)
Net realized gain from investments in Investment Funds	1,609,988	1,527,459
Net change in unrealized appreciation (depreciation) on investments in Investment Funds	(490,208)	2,854,886
Net increase in net assets resulting from operations	502,711	3,242,590

Distributions to unit holders
From net investment income	—	(539,781)
From net realized gains	—	(2,355,695)
Net decrease in net assets from distributions to unit holders	—	(2,895,476)

Increase (decrease) in net assets resulting from capital transactions
Proceeds from Units issued	1,420,950	6,698,790
Reinvestment of distributions	—	2,869,194
Cost of Units redeemed	(1,451,363)	(2,648,174)
Net increase (decrease) in net assets from capital transactions	(30,413)	6,919,810

Total net increase in net assets	472,298	7,266,924
Net assets at end of period/year	$54,085,868	$53,613,570
Accumulated net investment loss	$(2,718,560)	$(2,101,491)

Unit Activity
Units Sold	107,690	506,512
Units Reinvested	—	212,848
Units Redeemed	(109,149)	(201,478)
Net increase (decrease) in Units outstanding	(1,459)	517,882

See accompanying notes to financial statements.

3

CPG ALTERNATIVE STRATEGIES FUND, LLC

Statement of Cash Flows (Unaudited)

For the Period April 1, 2014 to September 30, 2014

Cash flows from operating activities
Net increase in net assets resulting from operations	$502,711
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments in Investment Funds	(9,908,000)
Proceeds from dispositions of investments in Investment Funds	13,254,772
Purchases of Short Term Investments	(11,534,103)
Sales from Short Term Investments	11,821,615
Net realized gain from investments in Investment Funds	(1,609,988)
Net change in unrealized appreciation (depreciation) on investments in Investment Funds	490,208
(Increase) Decrease in assets:
Receivable for investments sold, not settled	(2,107,646)
Due from Adviser	38,790
Prepaid expenses and other assets	26,534
Increase/(Decrease) in liabilities:
Management fees payable	8,071
Accounts payable and other accrued expenses	(61,987)
Net cash used in operating activities	920,977

Cash flows from financing activities:
Proceeds from Units issued, including subscriptions received in advance	1,360,950
Payment of Units redeemed, net of payable for Units redeemed	(2,124,927)
Net cash provided in financing activities	(763,977)

Net increase in cash	157,000
Cash at beginning of period	—
Cash at end of period	$157,000

See accompanying notes to financial statements.

4

CPG ALTERNATIVE STRATEGIES FUND, LLC

FINANCIAL HIGHLIGHTS

Per Unit Data and Ratios for a Unit of Beneficial Interests Outstanding Throughout Each Period

					For the Period
			For the	For the	October 1, 2011
	For the Period		Year Ended	Year Ended	(commencement of
	April 1, 2014 to		March 31,	March 31,	operations) through
	September 30, 2014		2014	2013	March 31, 2012
	(Unaudited)
Per Unit operating performance:
Net asset value, beginning of period	$13.16		$13.03	$12.66	$12.00

Activity from investment operations (1):
Net investment loss	(0.15)		(0.30)	(0.28)	(0.14)
Net realized and unrealized gain on investments	0.27		1.17	1.05	0.80
Total from investment operations	0.12		0.87	0.77	0.66

Less distributions from:
Net investment income	—		(0.14)	(0.15)	—
Net realized gains	—		(0.60)	(0.25)	—
Total distributions	—		(0.74)	(0.40)	—
Net asset value, end of period/year	$13.28		$13.16	$13.03	$12.66

Net assets, end of period/year in (000s)	$54,086		$53,614	$46,347	$26,365

Ratios/Supplemental Data:
Ratio of total expenses to average net assets (2)	2.34	% (3)	2.43%	2.55%	6.34	% (3)
Ratio of net expenses to average net assets	2.25	% (3)	2.25%	2.25%	2.25	% (3)
Ratio of net investment loss to average net assets	(2.25	)% (3)	(2.25)%	(2.25)%	(2.25	)% (3)

Portfolio Turnover Rate	20	% (4)	53%	49%	0	% (4)

Total return (5)	0.91	% (4)	6.52%	6.13%	5.50	% (4)

(1)	Per Unit amounts calculated using the average Units outstanding during the period, which management believes more appropriately presents the per Unit data for the period.

(2)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Adviser.

(3)	Annualized for periods less than one full year.

(4)	Not annualized.

(5)	Total returns shown exclude the effect of applicable sales charges and redemption fees and assumes reinvestment of all distributions.

See accompanying notes to financial statements.

5

CPG Alternative Strategies Fund, LLC

Notes to the Financial Statements (Unaudited)

September 30, 2014

1.	Organization

CPG Alternative Strategies Fund, LLC (the “Fund”) was organized in the State of Delaware on July 28, 2010 as a non-diversified, closed-end management investment company, registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced operations on October 1, 2011.

Effective August 1, 2014, CPG JPMorgan Alternative Strategies Fund LLC changed its name to CPG Alternative Strategies Fund, LLC.

The Fund’s investment objective is to seek attractive risk-adjusted returns with significantly less volatility and correlation to broad market indices than equity investments. Correlation refers to the degree of relationship between investment indices. The Fund seeks to achieve its investment objective by primarily investing its assets in private alternative investment funds (“Investment Funds”) which the Adviser believes are attractive multi-strategy Investment Funds.

Except to the extent otherwise delegated to Central Park Advisers, LLC (the “Adviser”), management and control of the business of the Fund shall be vested in the Board of Directors, which shall have the right, power and authority, on behalf of the Fund and in its name, to exercise all rights, powers and authority of “managers” under the Delaware Limited Liability Company Act and to do all things necessary and proper to carry out the objective and business of the Fund and its duties hereunder. No Director shall have the authority individually to act on behalf of or to bind the Fund except within the scope of such Director’s authority as delegated by the Board. The parties hereto intend that, except to the extent otherwise expressly provided in the Fund’s Limited Liability Company Agreement, (i) each Director shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a Delaware corporation and (ii) each Director who is not an “interested person” (as defined in the 1940 Act) of the Fund (the “Independent Directors”) shall be vested with the same powers, authority and responsibilities on behalf of the Fund as are customarily vested in each director of a closed-end management investment company registered under the 1940 Act that is organized as a Delaware corporation who is not an “interested person” of such company as such term is defined in the 1940 Act.

The Directors have engaged the Adviser, a Delaware Limited Liability Company, to provide investment advice regarding the selection of Investment Funds and to be responsible for the day-to-day management of the Fund. The Adviser is an independent investment advisory firm registered as an investment adviser under the Advisers Act.

The Fund’s term is perpetual unless it is otherwise dissolved under the terms of its formation documents.

The Fund offers units of beneficial interest (the “Units”) on a continuous basis. Units may be purchased as of the first business day of each month based upon the Fund’s then current net asset value.

The Fund is organized as a closed-end management investment company. Investors do not have the right to require the Fund to redeem their Units. The Fund may, from time to time, provide liquidity to investors by offering to repurchase Units pursuant to written tenders by investors. Repurchases will be made at such times, in such amounts and on such terms as may be determined by the Directors, in their sole discretion. The Adviser anticipates the Fund will offer to repurchase Units from investors on a quarterly basis, with such repurchases to occur as of each March 31, June 30, September 30 and December 31. The Adviser expects that, generally, each repurchase offer made during the first three calendar quarters will apply to up to 20% of the net assets of the Fund. The Adviser also expects that repurchase offers made at December 31 will apply to a number of Units that will be sufficient to satisfy any redeeming Investor’s redemption request. Each repurchase offer will generally commence approximately 100 days prior to the applicable repurchase date.

6

CPG Alternative Strategies Fund, LLC

Notes to the Financial Statements (Unaudited) (Continued)

September 30, 2014

2.	Summary of Significant Accounting Policies

The accounting and reporting policies of the Fund have been prepared in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”), and are expressed in United States dollars.

The following is a summary of significant accounting and reporting policies followed by the Fund in the preparation of the financial statements.

Federal Income Taxes: It is the Fund’s policy to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund’s policy is to comply with the provisions of the Code applicable to RICs and to distribute to its unit holders substantially all of its distributable net investment income and net realized gain on investments. In addition, the Fund intends to make distributions as required to avoid excise taxes. Accordingly, no provision for federal income or excise tax has been recorded in these financial statements.

Federal Tax Information: The Fund has adopted a tax year end of September 30 (“Tax year”). As such, the Fund’s tax-basis capital gains and losses will only be determined at the end of each Tax year. Accordingly, tax basis distributions made during the 12 month period ended March 31, 2014, but after the tax year ended September 30, 2013 will be reflected in the financial statement footnotes for the fiscal year ended March 31, 2015.

Management evaluates the tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions will “more-likely-than-not” be sustained upon examination by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold and that would result in a tax benefit or expense to the Fund would be recorded as a tax benefit or expense in the current year. The Fund has not recognized any tax liability for unrecognized tax benefits or expenses. Tax years 2014, 2013 and 2012 remain subject to examination by the U.S. taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. For the year ended March 31, 2014, the Fund did not incur any interest or penalties.

Cash: Cash consists of monies held at Union Bank, N.A. (formerly, Union Bank of California, N.A.). Such cash, at times, may exceed federally insured limits. The Fund has not experienced any losses in such accounts and does not believe it is exposed to any significant credit risk on such accounts. There are no restrictions on the cash held by the Fund.

Short-Term Investments: Short-term investments represent investments in money market funds and are recorded at fair value. Interest income is recorded on the accrual basis.

Investment Transactions: The Fund accounts for realized gains and losses from Investment Funds transactions based upon the pro-rata ratio of the fair value and cost of the underlying Investment Fund at the date of redemption. Interest income and expenses are recorded on the accrual basis.

Dividends and distributions to unit holders: Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. The Fund records dividends and distributions to its unit holders on ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per Unit of the Fund.

Use of Estimates: The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Fair Value of Financial Instruments: The fair value of the Fund’s assets and liabilities which qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets and Liabilities.

7

CPG Alternative Strategies Fund, LLC

Notes to the Financial Statements (Unaudited) (Continued)

September 30, 2014

3.	Portfolio Valuation

Fair Value Measurements and Disclosures: Fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Under U.S. GAAP, a three-level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observation of the inputs which are significant to the overall valuation.

The three-tier hierarchy of inputs is summarized below:

●	Level 1 – unadjusted quoted prices in active markets for identical financial instruments that the reporting entity has the ability to access at the measurement date.

●	Level 2 – inputs other than quoted prices included within Level 1 that are observable for the financial instrument, either directly or indirectly. For investments measured at net asset value (“NAV”) as of the measurement date, included in this category are investments that can be withdrawn by the Fund at NAV as of the measurement date, or within one year from the measurement date.

●	Level 3 – significant unobservable inputs for the financial instrument (including the Fund’s own assumptions in determining the fair value of investments). For investments measured at NAV as of the measurement date, included in this category are investments for which the Fund does not have the ability to redeem at NAV as of the measurement date due to lock up and/or redemption notice period greater than one year from the measurement date.

U.S. GAAP requires that investments are classified within the level of the lowest significant input considered in determining fair value. In evaluating the level at which the Fund’s investments have been classified, the Fund has assessed factors including, but not limited to, price transparency, the ability to redeem at NAV at the measurement date (within 1 year) and the existence or absence of certain restrictions at the measurement date.

The Investment Funds may have the ability to restrict redemptions from the Fund. Suspensions are generally imposed to prevent the liquidation of the underlying Investment Funds as well as to prevent circumstances where an Investment Fund’s underlying investments become illiquid that there would be serious concern that redeeming investors would be advantaged at the disadvantage of remaining investors. Investments in Investment Funds subject to suspension of redemptions are classified as Level 3 assets.

Lock-up periods require an investor to wait a specified length of time after the initial issuance of Units before redemption can be granted. It is common for Investment Funds to include lock-up periods in the private placement memorandum to reduce liquidity risk and allow subscriptions proceeds to be invested over an appropriate time horizon. Investments in Investment Funds with lock-up periods of one year or less that are publishing NAVs and redeeming unlocked Units at the published NAV are classified as Level 2 assets. Investments in Investment Funds with lock-up periods of more than one year are classified as Level 3 assets.

8

CPG Alternative Strategies Fund, LLC

Notes to the Financial Statements (Unaudited) (Continued)

September 30, 2014

3.	Portfolio Valuation (continued)

The NAV of the Fund is determined by, or at the direction of, the Adviser as of the close of business at the end of any fiscal period in accordance with the valuation principles set forth below or as may be determined, from time to time, pursuant to policies established by the Directors. The Fund’s investments in Investment Funds are subject to the terms and conditions of the respective operating agreements and offering memoranda, as appropriate. The Fund’s Valuation Committee (the “Committee”) oversees the valuation process of the Fund’s investments. The Committee meets on a monthly basis and reports to the Audit Committee on a quarterly basis. The Fund’s investments in Investment Funds are carried at fair value, which generally represents the Fund’s pro-rata interest in the net assets of each Investment Fund as reported by the administrators and/or investment managers of the underlying Investment Funds. All valuations utilize financial information supplied by each Investment Fund and are net of management and incentive fees or allocations payable to the Investment Funds’ managers or pursuant to the Investment Funds’ agreements. The Fund’s valuation procedures require the Adviser to consider all relevant information available at the time the Fund values its portfolio. The Adviser has assessed factors including, but not limited to, the individual Investment Funds’ compliance with fair value measurements, price transparency and valuation procedures in place, and subscription and redemption activity. The Adviser and/or the Directors will consider such information and consider whether it is appropriate, in light of all relevant circumstances, to value such a position at its NAV as reported or whether to adjust such value. The underlying investments of each Investment Fund are accounted for at fair value as described in each Investment Fund’s financial statements. (See Schedule of Portfolio Investments).

The fair value relating to certain underlying investments of these Investment Funds, for which there is no ready market, has been estimated by the respective Investment Funds’ management and is based upon available information in the absence of readily ascertainable fair values and does not necessarily represent amounts that might ultimately be realized. Due to the inherent uncertainty of valuation, those estimated fair values may differ significantly from the values that would have been used had a ready market for the investments existed. These differences could be material.

It is unknown on an aggregate basis whether the Investment Funds held any investments whereby the Fund’s proportionate share exceeded 5% of the Fund’s net assets at September 30, 2014.

The following table summarizes the valuation of the Fund’s investments, by investment strategy and by the above fair value hierarchy levels, as of September 30, 2014.

Assets	Level 1	Level 2	Level 3	Total
Investments
Multi-Strategy Investment Funds	$—	$46,004,046	$—	$46,004,046
Short Term Investments	62,170	—	—	62,170
Total Investments	$62,170	$46,004,046	$—	$46,066,216

It is the Fund’s policy to recognize transfers at the end of the reporting fiscal year ended. There were no transfers between Level 1, Level 2 and Level 3, during the period ended September 30, 2014.

4.	Related Party Transactions

The Adviser provides investment advisory services to the Fund pursuant to an investment advisory agreement (the “Agreement”). Pursuant to the Agreement, the Fund pays the Adviser a monthly fee (the “Management fee”) at the annual rate of 1.50% of the Fund’s monthly NAV. During the period ended September 30, 2014, the Adviser earned $411,398 in Management fees which is included in the Statement of Operations of which $70,565 remained payable at September 30, 2014.

Each Independent Director of the Fund receives an annual retainer of $8,000 plus a fee of $500 for each meeting attended and a fee of $250 for each meeting by phone. All Directors are reimbursed by the Fund for all reasonable out-of-pocket expenses. Total amounts expensed by the Fund related to Directors for the period ended September 30, 2014 were $3,750 and is included in the Statement of Operations.

9

CPG Alternative Strategies Fund, LLC

Notes to the Financial Statements (Unaudited) (Continued)

September 30, 2014

4.	Related Party Transactions (continued)

Unless otherwise voluntarily or contractually assumed by the Adviser or another party, the Fund bears all expenses incurred in its business, including, but not limited to, the following: all costs and expenses related to investment transactions and positions for the Fund’s account; legal fees; accounting, auditing and tax preparation fees; record keeping and custodial fees; costs of computing the Fund’s NAV; fees for data and software providers; research expenses; costs of insurance; registration expenses; certain offering costs; expenses of meetings of investors; Directors’ fees; all costs with respect to communications to investors; transfer taxes and taxes withheld on non-U.S. dividends; interest and commitment fees on loans and debit balances; and other types of expenses as may be approved, from time to time, by the Directors.

The Adviser has voluntarily entered into an “Expense Limitation and Reimbursement Agreement” with the Fund for a one-year term beginning on the Initial Closing Date (October 1, 2011) and ending on the one year anniversary thereof (the “Limitation Period”) to limit the amount of “Specified Expenses” (as described below) borne by the Fund to an amount not to exceed 0.75% per annum of the Fund’s net assets (the “Expense Cap”). The Adviser has elected to extend the term of the Expense Limitation and Reimbursement Agreement on a quarterly basis through December 31, 2014. The Adviser will continue to review the Expense Limitation and Reimbursement Agreement on a quarterly basis going forward. “Specified Expenses” is defined to include all expenses incurred in the business of the Fund, provided that the following expenses are excluded from the definition of Specified Expenses: (i) the Management fee; (ii) fees, expenses, allocations, etc. of the Investment Funds in which the Fund invests, (iii) brokerage costs, (iv) interest payments, and (v) extraordinary expenses (as determined in the sole discretion of the Adviser). These expenses will be in addition to the expenses of the Fund that may be limited by the Adviser to 0.75% of the Fund’s net assets. To the extent that Specified Expenses for any month exceed the Expense Cap, the Adviser will reimburse the Fund for expenses to the extent necessary to eliminate such excess. The Adviser may discontinue its obligations under the Expense Limitation and Reimbursement Agreement, at any time, in its sole discretion. To the extent that the Adviser bears Specified Expenses, it is permitted to receive reimbursement for any expense amounts previously paid or borne by the Adviser, for a period not to exceed three years from the date on which such expenses were paid or borne by the Adviser, even if such reimbursement occurs after the termination of the Limitation Period, provided that the Specified Expenses have fallen to a level below the Expense Cap and the reimbursement amount does not raise to the level of Specified Expenses in the month the reimbursement is being made to a level that exceeds the Expense Cap in place at the time of reimbursement. For the period ended September 30, 2014, the Adviser has waived $$24,634 in expenses incurred by the Fund of which $24,634 remains payable including prior year waived expenses of $114,364 for a total of $138,998 included in the Statement of Assets and Liabilities.

	Must be Reimbursed Prior to:
	March 31,	March 31,	March 31,	March 31,
	2015	2016	2017	2018	Total
Expense Amounts Subject to Reimbursement	$396,274	$120,535	$93,127	$24,634	$634,570

5.	Administration, Custodian Fees and Distribution

Gemini Fund Services, LLC (“Gemini”, or the “Administrator”), serves as the administrator, accounting agent, and transfer agent to the Fund, and in that capacity provides certain administrative, accounting, record keeping, tax and investor related services. For its services as Administrator, the Fund pays Gemini a minimum fee along with annualized tier rate fee based upon the average net assets of the Fund. The Fund pays Gemini an annual per investor servicing fee. In addition, the Fund reimburses Gemini for certain out of pocket expenses incurred. A Gemini affiliate Northern Lights Compliance Services (“NLCS”) provides Chief Compliance Officer services to the Fund. An officer of NLCS is also an officer of the Fund.

Union Bank, N.A. serves as custodian (the “Custodian”) of the Fund’s assets and provides custodial services for the Fund.

Foreside Fund Services, LLC acts as the placement agent for the Fund’s Units on a best efforts basis, subject to various conditions. The Fund also may distribute Units through other brokers or dealers. The Fund will sell Units only to Qualified Investors (as defined in the Fund’s confidential Memorandum, dated December 2011, as supplemented).

10

CPG Alternative Strategies Fund, LLC

Notes to the Financial Statements (Unaudited) (Continued)

September 30, 2014

6.	Investments in Investment Funds

As of September 30, 2014, the Fund had no investments in Investment Funds that were related parties.

Aggregate purchases and proceeds from sales of investments in Investment Funds for the period ended September 30, 2014 amounted to $9,908,000 and $13,254,772, respectively.

The cost of investments for federal income tax purposes is adjusted for items of taxable income allocated to the Fund from the Investment Funds. The allocated taxable income is reported to the Fund by the Investment Funds on Schedule K-1. The Fund has not yet received all such Schedule K-1s for the year ended December 31, 2014 (the underlying Investment Funds’ year-end); therefore, the tax basis of investments for 2014 will not be finalized by the Fund until after the fiscal year end.

The agreements related to investments in Investment Funds provide for compensation to their general partners/managers in the form of management fees of 1.50% to 2.00% (per annum) of net assets and performance incentive fees or allocations up to 20.00% of net profits earned. Detailed information about the Investment Funds’ portfolios is not available.

7.	Indemnification

Under the Fund’s organizational documents, its officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the ordinary course of business, the Fund may enter into contracts or agreements that contain indemnifications or warranties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

8.	Subsequent Events

Subsequent events after the balance sheet date have been evaluated through the date the financial statements were issued. Management has evaluated subsequent events and the Fund admitted four new investors with contributions in the amount of $215,000 subsequent to the fiscal period ended September 30, 2014.

11

CPG ALTERNATIVE STRATEGIES FUND, LLC

SCHEDULE OF PORTFOLIO INVESTMENTS (Unaudited)

September 30, 2014

				Unrealized			First	Dollar Amount of
				Gain / (Loss)	Initial		Available	Fair Value for
			% of Net	from	Acquisition	Liquidity	Redemption	First Available
Investment Fund	Cost	Fair Value	Assets	Investments	Date	(a)	(b)	Redemption (b)
MULTI-STRATEGY - 85.1%
Atlas Global, LLC (c)	$7,600,000	$8,015,353	14.82%	$415,353	12/1/2013	Monthly	10/31/2014	$8,015,353
Citadel Kensington Global Strategies Fund, LTD (c)	8,175,000	9,651,930	17.85%	1,476,930	8/1/2013	Quarterly	12/31/2014	9,651,930
EJF Debt Opportunities Fund L.P. (c)	1,946,000	1,911,885	3.53%	(34,115)	8/1/2014	Quarterly	12/31/2014	1,835,409
Fir Tree Value Fund, L.P. (c)	7,300,000	9,392,709	17.37%	2,092,709	10/1/2011	Annually	12/31/2014	782,434
Serengeti Opportunities Ltd. (c)	7,162,000	6,914,126	12.78%	(247,874)	5/1/2014	Quarterly	12/31/2014	3,000,000
York Total Return, L.P. (c)	7,625,000	10,118,043	18.71%	2,493,043	10/1/2011	Quarterly	12/31/2014	10,118,043
TOTAL MULTI-STRATEGY	$39,808,000	$46,004,046	85.06%	$6,196,046

SHORT TERM INVESTMENTS - 0.1%
Fidelity Institutional Tax-Exempt Portfolio - Institutional Class 3.6% (d)	62,170	62,170	0.11%
TOTAL SHORT TERM INVESTMENTS	$62,170	$62,170	0.11%

TOTAL INVESTMENTS - 85.2% (Cost - $44,968,237)		$46,066,216
OTHER ASSETS LESS LIABILITIES - 14.8%		8,019,652
NET ASSETS - 100.0%		$54,085,868

(a)	Available frequency of redemptions after the initial lock up period, if any. Different tranches may have varying liquidity terms.

(b)	Investment Funds are available to be redeemed with no restrictions, as of the measurement date.

(c)	Investment Funds categorized as Level 2 investments.

(d)	Money market fund; interest rate relects seven-day effective yield on September 30, 2014.

Complete information about the Investment Funds’ underlying investments is not readily available.

See accompanying notes to the financial statements.

12

CPG ALTERNATIVE STRATEGIES FUND, LLC

Supplemental Information

September 30, 2014 (Unaudited)

Disclosure of Portfolio Holdings: The Fund files a Form N-Q with the Securities and Exchange Commission (the “SEC”) no more than sixty days after the Fund’s first and third fiscal quarters of each fiscal year. For the Fund, this would be for the fiscal quarters ending June 30 and December 31. Form N-Q includes a complete schedule of the Fund’s portfolio holdings as of the end of those fiscal quarters. The Fund’s N-Q filings can be found free of charge on the SEC’s website at http://www.sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. (call 800-SEC-0330 for information on the operation of the Public Reference Room).

Voting Proxies on Fund Portfolio Securities: A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 are available without charge, upon request, by calling (collect) 1-212-317-9200 and on the SEC’s website at http://www.sec.gov.

The Directors, including the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")), last evaluated the Investment Advisory Agreement (the "Advisory Agreement") at a meeting on September 17, 2014.  The Directors met in an executive session during which they were advised by and had the opportunity to discuss with independent legal counsel the approval of the Advisory Agreement.  The Directors reviewed materials furnished by Central Park Advisers, LLC (the "Adviser"), including information regarding the Adviser, its affiliates and its personnel, operations and financial condition.  Tables indicating comparative fee information, and comparative performance information, as well as a summary financial analysis for the Fund, were also included in the meeting materials and were reviewed and discussed.  The Directors discussed with representatives of the Adviser the Fund's operations and the Adviser's ability to provide advisory and other services to the Fund.

The Directors reviewed, among other things, the nature of the advisory services to be provided by the Adviser, including its investment process, and the experience of the investment advisory and other personnel providing services to the Fund.  The Directors discussed the ability of the Adviser to manage the Fund's investments in accordance with the Fund's stated investment objectives and policies, as well as the services to be provided by the Adviser to the Fund, including administrative and compliance services, oversight of fund accounting, marketing services, assistance in meeting legal and regulatory requirements and other services necessary for the operation of the Fund.  The Directors acknowledged the Adviser's employment of highly skilled investment professionals, research analysts and administrative and compliance staff members to ensure that a high level of quality in compliance and administrative services would be provided to the Fund.  The Directors also recognized the benefits that the Fund derives from the resources available to the Adviser.  Accordingly, the Directors felt that the quality of service offered by the Adviser to the Fund was appropriate and that the personnel providing such services had sufficient expertise to manage the Fund.

The Directors reviewed the performance of the Fund and compared that performance to the performance of other investment companies presented by the Adviser which had objectives and strategies similar to those of the Fund and which are managed by other, third-party investment advisers (the "Comparable Funds").  The Directors recognized that certain of the Comparable Funds that are structured as private funds are not subject to certain investment restrictions under the 1940 Act that are applicable to the Fund and which can adversely affect the Fund's performance relative to that of the Comparable Funds.  The Directors recognized that the Fund's year-to-date performance for the period ended July 31, 2014, although below the median performance, was within the range of performance of the Comparable Funds and exceeded the performance of the HFRI FOF index.  The Directors also recognized that the Fund's performance since inception, as of July 31, 2014, while also below the median performance of the Comparable Funds, exceeded the performance of the HFRI FOF index.  The Directors acknowledged that the Adviser actively was repositioning the Fund's portfolio to improve performance.  The Directors also noted the lower volatility of the Fund as compared to its peers.

The Directors considered the advisory fees being charged by the Adviser for its services to the Fund, as compared to those charged to the Comparable Funds.  The information presented to the Directors showed that, although the Fund's management fee was above the median management fee of the Comparable Funds, the Fund did not charge an incentive fee.  The Directors also recognized that the Fund's management fee was within the range of management fees charged by the Comparable Funds.  The Directors noted that the Adviser did not act as a discretionary adviser to any other registered multi-strategy hedge fund product.  In light of the foregoing, the Directors felt that the management fee being charged to the Fund was appropriate and was within the overall range of the fees paid by the Comparable Funds.

The Directors also considered the profitability of the Adviser, both before payment to brokers and after payment to brokers, and concluded that the profits to be realized by the Adviser under the Advisory Agreement were within a range the Directors considered reasonable and appropriate.  The Directors also discussed the fact that the Fund was not large enough at that time to support a request for breakpoints due to economies of scale.  The Directors determined that the fee under the Advisory Agreement did not constitute fees that are so disproportionately large as to bear no reasonable relationship to the services rendered and that could not have been the product of arm's length bargaining, and concluded that the fees were reasonable.  The Directors concluded that approval of the Advisory Agreement was in the best interests of the Fund and its investors.

13

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services.	Not applicable.

Item 5. Audit Committee of Listed Registrants.  Not applicable.

Item 6. Schedule of Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included in the report to shareholders filed under item 1 of this form.
(b)	Not applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Proxy Voting Policies are as follows:

Investments in the Investment Funds do not typically convey traditional voting rights, and the occurrence of corporate governance or other consent or voting matters for this type of investment is substantially less than that encountered in connection with registered equity securities.  On occasion, however, the Fund may receive notices or proposals from the Investment Funds seeking the consent of or voting by holders ("proxies").  The Fund has delegated any voting of proxies in respect of portfolio holdings to the Adviser to vote the Fund's proxies in accordance with the Adviser's proxy voting guidelines and procedures.  In general, the Adviser believes that voting proxies in accordance with the policies described below will be in the best interests of the Fund.

The Adviser will generally vote to support management recommendations relating to routine matters, such as the election of board members (where no corporate governance issues are implicated) or the selection of independent auditors.  The Adviser will generally vote in favor of management or investor proposals that the Adviser believes will maintain or strengthen the shared interests of investors and management, increase value for investors and maintain or increase the rights of investors. On non-routine matters, the Adviser will generally vote in favor of management proposals for mergers or reorganizations and investor rights plans, so long as it believes such proposals are in the best economic interests of the Fund. In exercising its voting discretion, the Adviser will seek to avoid any direct or indirect conflict of interest presented by the voting decision.  If any substantive aspect or foreseeable result of the matter to be voted on presents an actual or potential conflict of interest involving the Adviser, the Adviser will make written disclosure of the conflict to the Independent Directors of the Fund indicating how fund intends to hold its interests in the Investment Funds in non-voting form. Where only voting securities are available for purchase by the Fund, in all, or substantially all, instances, the Fund will seek to create by contract the same result as owning a non-voting security by entering into a contract, typically before the initial purchase, to relinquish the right to vote in respect of its investment.

Information regarding how the Adviser voted proxies related to the Fund's portfolio holdings during the 12-month period ending June 30th will be available, without charge, upon request by calling collect (212)317-9200, and on the SEC's website at www.sec.gov.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Gregory Brousseau and Mitchell A. Tanzman, the co-chief executives of the Adviser, serve as the Fund's Portfolio Managers. As Portfolio Managers, Mr. Brousseau and Mr. Tanzman are jointly and primarily responsible for the day-to-day management of the Fund's portfolio and share equal responsibility and authority for managing the Fund's portfolio, including conducting investment due diligence, performing research analysis and making the ultimate selection of the Fund's investments.

Gregory Brousseau. Mr. Brousseau, a founding member of Central Park Group, serves as Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group. He has over 20 years of experience in alternative investments. Prior to founding Central Park Group, he served as co-head of UBS Financial Services Alternative Investment Group. During Mr. Brousseau's time at UBS, Mr. Brousseau oversaw in excess of $2 billion in hedge fund of fund assets across multiple investment strategies. Prior to that, Mr. Brousseau spent 13 years at Oppenheimer & Co., as an analyst in the firm's merger arbitrage department and ultimately co-managing Oppenheimer's alternative investment department.

Mitchell A. Tanzman. Mr. Tanzman, a founding member of Central Park Group, serves as Co-Chief Executive Officer and Co-Chief Investment Officer of Central Park Group. He has over 20 years of experience in alternative investments. Prior to founding Central Park Group, he served as co-head of UBS Financial Services Alternative Investment Group. During Mr. Tanzman's time at UBS, Mr.Tanzman oversaw in excess of $2 billion in hedge fund of fund assets across multiple investment strategies. Prior to that, Mr. Tanzman worked at Oppenheimer & Co.'s asset management group, ultimately co-managing its alternative investment department.

The Portfolio Managers manage, or are affiliated with, other accounts in addition to the Fund, including other pooled investment vehicles. Because the Portfolio Managers manage assets for other investment companies, pooled investment vehicles, and/or other accounts (collectively "Client Accounts"), or may be affiliated with such Client Accounts, there may be an incentive to favor one Client Account over another, resulting in conflicts of interest. For example, the Adviser may, directly or indirectly, receive fees from

Client Accounts that are higher than the fee it receives from the Fund, or it may, directly or indirectly, receive a performance-based fee on a Client Account. In those instances, the Portfolio Managers may have an incentive to not favor the Fund over the Client Accounts. The Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Each Portfolio Manager's compensation is comprised of a fixed annual salary and potentially an annual supplemental distribution paid by the Adviser's parent company and not by the Fund. Because the Portfolio Managers are equity owners of the Adviser and are affiliated with other entities that may receive performance-based fees from Client Accounts, the supplemental distribution that the Portfolio Managers receive from the Adviser's parent company directly or indirectly is generally equal to their respective proportional shares of the annual net profits earned by the Adviser from advisory fees and performance based fees derived from Client Accounts, including the Fund, as applicable.

The following table lists the number and types of accounts, other than the Fund, managed by the Fund's Portfolio Managers and estimated assets under management in those accounts, as of September 30, 2014.

Gregory Brousseau

Registered Investment Companies     Pooled Accounts                                Other Accounts

Number of		Number of	Assets	Number of
Accounts	Assets Managed	Accounts	Managed	Accounts	Assets Managed
1	483,000,000	1	19,400,000	0	N/A

Mitchell A. Tanzman

Number of		Number of	Assets	Number of
Accounts	Assets Managed	Accounts	Managed	Accounts	Assets Managed
1	483,000,000	1	19,400,000	0	N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable. See Item 2.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(c) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) CPG Alternative Strategies Fund, LLC

By (Signature and Title)	/s/ Mitchell A. Tanzman

Mitchell A. Tanzman, Principal Executive Officer

Date     December 6, 2014

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Mitchell A. Tanzman

Mitchell A. Tanzman, Principal Executive Officer

Date     December 6, 2014

By (Signature and Title)	/s/ Michael Mascis

Michael Mascis, Principal Accounting Officer

Date     December  6, 20124